Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
DEBT
DEBT
Long-term debt

	Due Date	2018	2017	2016
2.25% Senior Notes (1)	2020	$1,496,015	$1,493,106
3.45% Senior Notes (1)	2027	1,485,023	1,483,244
2.75% Senior Notes (1)	2022	1,242,850	1,240,758
4.50% Senior Notes (1)	2047	1,229,373	1,228,647
Term Loan	2022		847,337
3.125% Senior Notes (1)	2024	496,287	495,602
4.20% Senior Notes (2)	2022	416,815	422,370
3.45% Senior Notes	2025	397,621	397,260	$396,898
4.55% Senior Notes	2045	394,082	393,859	393,637
3.95% Senior Notes (2)	2026	360,822	362,381
7.25% Senior Notes (2)	2019		319,394
4.00% Senior Notes	2042	296,251	296,094	295,938
Floating Rate Loan	2021	257,371	269,247
3.30% Senior Notes (2)	2025	249,304	249,207
4.40% Senior Notes (2)	2045	238,747	238,334
7.375% Debentures	2027	119,029	118,982	118,936
0.92% Fixed Rate Loan	2021	22,877	23,933
7.45% Debentures	2097	3,500	3,500	3,500
2.00% to 8.0% Promissory Notes	Through 2027	2,090	2,490	2,417
		$8,708,057	$9,885,745	$1,211,326

(1) Senior notes issued in 2017 to fund the Acquisition (2) Senior notes acquired in 2017 through the Acquisition

Maturities of long-term debt are as follows for the next five years: $301,149 in 2019; $1,500,375 in 2020; $281,005 in 2021, $1,650,268 in 2022 and $272 in 2023. Interest expense on long-term debt was $343,119, $257,350 and $75,509 for 2018, 2017 and 2016, respectively.
Among other restrictions, the Company’s notes, debentures and revolving credit agreement contain certain covenants relating to liens, ratings changes, merger and sale of assets, consolidated leverage and change of control, as defined in the agreements. In the event of default under any one of these arrangements, acceleration of the maturity of any one or more of these borrowings may result. The Company was in compliance with all covenants for all years presented.
On May 16, 2017, the Company issued $6.0 billion of senior notes (collectively the "New Notes") in a public offering. The net proceeds from the issuance of the New Notes were used to fund the Acquisition. See Note 4. The interest rate locks entered into in 2016 settled in March 2017 resulting in a pretax gain of $87.6 million recognized in Cumulative other comprehensive loss. This gain is being amortized from Cumulative other comprehensive loss to a reduction of interest expense over the terms of the New Notes. For the year ended December 31, 2018, the amortization of the unrealized gain reduced interest expense by $8.3 million.
On June 2, 2017 the Company closed its previously announced exchange offers and consent solicitations (Exchange Offer) for the outstanding senior notes of Valspar. Pursuant to the Exchange Offer, the Company issued an aggregate principal amount of approximately $1.478 billion (Exchange Notes). The Exchange Notes are unsecured senior obligations of the Company. The Company did not receive any cash proceeds from the issuance of the Exchange Notes.
In August 2017, the Company entered into a floating rate loan of €225.0 million and a fixed rate loan of €20.0 million. The floating rate loan agreement bears interest at the six-month Euro Interbank Offered Rate plus a margin. The fixed rate loan bears interest at 0.92%. The proceeds are being used for general corporate purposes. The loans mature on August 23, 2021.
In April 2016, the Company entered into agreements for a $7.3 billion Bridge Loan and a $2.0 billion Term Loan as committed financing for the Acquisition. On June 1, 2017, the Company terminated the agreement for the Bridge Loan and borrowed the full $2.0 billion on the Term Loan. During 2018, the Company paid the outstanding balance on the Term Loan and the agreement was terminated.
Short-term borrowings. On July 19, 2018, the Company and three of its wholly-owned subsidiaries, Sherwin-Williams Canada, Inc., Sherwin-Williams Luxembourg S.à r.l and Sherwin-Williams UK Holding Limited (all together with the Company, the Borrowers), entered into a new five-year $2.000 billion credit agreement (New Credit Agreement). The New Credit Agreement may be used for general corporate purposes, including the financing of working capital requirements. The New Credit Agreement replaced a credit agreement dated July 16, 2015, as amended, which was terminated. The New Credit Agreement allows the Company to extend the maturity of the facility with two one-year extension options and the Borrowers to increase the aggregate amount of the facility to $2.750 billion, both of which are subject to the discretion of each lender. In addition, the Borrowers may request letters of credit in an amount of up to $250.0 million. At December 31, 2018, there were no short-term borrowings under the New Credit Agreement. Borrowings outstanding under various other foreign programs were $37.0 million at December 31, 2018 with a weighted average interest rate of 9.3%.
In September 2017, the Company entered into a five-year letter of credit agreement, subsequently amended on multiple dates, with an aggregate availability of $625.0 million at December 31, 2018. On May 6, 2016, the Company entered into a five-year credit agreement, subsequently amended on multiple dates. This credit agreement gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $875.0 million at December 31, 2018. Both of these credit agreements are being used for general corporate purposes. At December 31, 2018, there were no borrowings outstanding under these credit agreements. There were $350.0 million borrowings outstanding at December 31, 2017 and no borrowings outstanding at December 31, 2016.
There were $291.4 million borrowings outstanding under the Company's domestic commercial paper program at December 31, 2018. There were $274.8 million borrowings outstanding at December 31, 2017 and no borrowings outstanding at December 31, 2016.